UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

EMTEC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Diamond Road

Springfield, New Jersey 07081

(Address of principal executive offices)

(973) 376-4242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2013, the Board of Directors (the “Board”) of Emtec, Inc. (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”). The Amendment allows stockholders to act by written consent if such written consent is signed by the holders of a majority of outstanding shares entitled to vote thereon.

The full text of the Amendment is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2013, a Special Committee of the Board (the “Special Committee”) recommended and the Board approved a reverse stock split (the “Reverse Stock Split”) of the Company’s authorized, issued and outstanding common stock at an exchange ratio of 20,000-for-1 whereby each 20,000 shares of common stock held immediately prior to the Reverse Stock Split will be exchanged for one share of the same class of common stock, to be effected by an amendment to the Company’s Certificate of Incorporation, as amended. In lieu of the issuance of any fractional shares on account of the Reverse Stock Split, stockholders who hold fewer than 20,000 shares of common stock immediately prior to the effective time of the Reverse Stock Split (the “Fractional Stockholders”) will receive from the Company $1.05 in cash for each share of common stock. At the effective time of the Reverse Stock Split, the Fractional Stockholders shall cease to be stockholders of the Company.

The Special Committee also recommended and the Board approved a forward stock split (the “Forward Stock Split” and together with the Reverse Stock Split, the “Transaction”) of the authorized, issued and outstanding common stock at an exchange rate of 1-for-20,000 whereby each share of authorized, issued and outstanding common stock held immediately following the Reverse Stock Split will be exchanged for 20,000 shares of the same class of common stock, to be effected by an additional amendment to the Company’s Certificate of Incorporation, as amended.

The Board recommended the Transaction to the stockholders for approval, and on May 1, 2013, the holders of a majority of the Company’s outstanding common stock executed a written consent approving the Transaction. The Transaction will not be consummated until at least 20 calendar days after the filing of the Company’s Schedule 13e-3 and Information Statement on Schedule 14C, which will be filed today.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment to the Amended and Restated Bylaws of Emtec, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2013	EMTEC, INC.

	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amendment to the Amended and Restated Bylaws of Emtec, Inc.